Exhibit 10.7

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FOXCONN CONFIDENTIAL

Project Statement of Work

This Project Statement of Work (this “SOW”) is effective as of the 18th day of October, 2016 (“Effective Date”) entered into by and between Hon Hai Precision Ind. Co., Ltd. (“Foxconn”), a corporation organized and existing under the law of Taiwan, with its registered address at 5F-1, 5Hsin-An Road, Hsinchu City 300, Taiwan, and ToughBuilt Industries Inc. formally known as Phalanx Inc. (“Purchaser”), a corporation organized and existing under the law of the state of Nevada with its registered address at 6671 S. Las Vegas Blvd Building D, Las Vegas, NV, 89119, USA. Foxconn and Purchaser herein will be referred to individually as the “Party” or collectively as the “Parties”.

BACKGROUND

WHEREAS, Foxconn, either itself or through its affiliates, is in the business of designing, manufacturing and supplying electronic products and devices;

WHEREAS, Purchaser is in the business of selling and supporting the electronic devices; and

WHEREAS, Purchaser is willing to engage Foxconn to develop the Project (as defined below), and Foxconn is willing to supply the development service in accordance with this SOW.

AGREEMENT

NOW, THEREFORE, the Parties hereto agree as follows:

1. DEFINITION.

“Deliverable” shall mean the development result or deliverables of the Project as set out in Section 4.3 hereof.

“Kickoff” shall mean the commencement of the Project, as mutually confirmed by the Parties.

“Milestone” shall mean the timelines of the completion of the Deliverables as set out in Section 4.2 hereof.

“NRE Fee” shall mean the amount to be paid by Purchaser to Foxconn for its development of the Project under this SOW.

“Project” shall mean the development of the Product.

“Product” shall mean certain rugged phone which will be with the logo “ToughBuilt” of Purchaser or its representative.

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“Prototype” shall mean a pre-production or pilot unit of a Product, including without limitations to, an engineering sample, design sample, or production verification sample.

“R&R” shall mean each Party’s role and responsibilities of the Project as set out in Section 4.1 hereof.

“Specification” shall mean the technical specification of the Product as described in Section 3 hereof.

2. PURPOSE OF SOW.

This SOW outlines the activities to be performed by Parties regarding the development of the Project and other details thereof, including without limitations to, Specification, R&R, Deliverables, Milestones and NRE Cost.

With respect to the mass production and supply of the Product, the Parties will in good faith discuss and determine the terms and conditions thereof and enter into a separate Supply Agreement.

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3. SPECIFICATION.

The Specification of the Product is as the following. In addition, Foxconn and Purchaser may in good faith review and update the Specification. Upon completion and confirmation of any updated Specification by the Parties (as evidenced by written agreement or emails by the authorized person for each of Foxconn and Purchaser), such updated Specification will become part of this SOW. The authorized person(s) for Foxconn and Purchaser are as follows.

For Purchaser: Michael Panosian

For Foxconn: Vincent Chen

Chipset	***
Memory	***
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Display	***
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Camera	***
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WAN	***
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Connectivity	***
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Audio	***
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Battery	***
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Sensor	***
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Operating system	***

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4. R&R, DELIVERABLES AND MILESTONES.

For purposes of the development of the Project, each Party will be responsible to fulfill its development obligation in accordance with the following R&R, the Deliverables and the Milestones. Subject to Purchaser’s fulfilling its payment obligation as set out in Section 6 hereof, Foxconn shall in no event discontinue its development services as described herein.

4.1 R&R. The R&R of the Project is as agreed as below:

Task		Purchaser	Foxconn

Product Specification		Purchaser will create specifications compliance sheet.	Foxconn will review specifications compliance sheet and get approval of any modification from Purchaser
Program Management		Purchaser will involve in project oversight.	1.	Foxconn will create project schedule including milestone schedule
			2.	Foxconn will identify risks and create risk mitigation plans
			3.	Foxconn will facilitate weekly project meetings and publish weekly open action item
			4.	Foxconn will be responsible for resource management
			5.	Foxconn will provide solution of known issues and bugs with the product.
			6.	Foxconn will provide written notification of any schedule delays.
			7.	Foxconn will procure all required materials to build product according to specifications and ensure material availability and shortage reports for all builds.
			8.	Foxconn will load and track any issues/bugs in Mantis database. Purchaser can also load and track any issues via Mantis.

Industrial Design	1.	Purchaser to provide conceptual product dimensional layout.	1.	Foxconn will work with the ID provided by Purchaser. Any deviation from the initial concept must be approved by Purchaser.
	2.	Purchaser will provide CMF (Color Material and Finish) to Foxconn.	2.	Foxconn will provide final 3D.

Mechanical Engineering	1.	Purchaser to purchase of mechanical production parts tooling and additional tooling modifications, which are required by Purchaser.	1.	Foxconn will be responsible for all mechanical design CAD files and tooling of parts.
	2.	Purchaser will assist and monitor ruggedized product design.	2.	Foxconn will test Mechanical Design for specification compliance to reliability requirements & provide report.
	3.	Purchaser will provide packaging design, artwork of package,label and logo related items.	3.	Foxconn will engineer and create CAD for packaging design.

	4.	Purchaser will sign off on final packaging.
	5.	Purchaser will sign off on final housing and accessories

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Hardware Engineering	1.	Purchaser will define band configurations.	1.	Foxconn will be responsible for all circuit board layout and assembly, including schematic and documentation.
	2.	Purchaser will assist and monitor where required.	2.	Foxconn will test hardware designs for compliance of Specification & report.

Software Engineering	1.	Purchaser will be responsible for developing Purchaser customized application and provide to Foxconn to integrate.	1.	Foxconn will design & develop BSP/driver software (no source code provided).
			2.	Foxconn will provide default Android N SW without any customized applications (no source code provided).
	2.	Purchaser will provide the UI related materials including but not limited to boot animation, ringtone, wallpaper.	3.	Foxconn will design & develop manufacturing SW (no source code provided).
	3.	Purchaser will assist and monitor where required.	4.	Foxconn will design & develop service & repair tool software (no source code provided).

Manufacturing Engineering		Purchaser will assist and monitor where required.		Foxconn will have full manufacturing engineering responsibility.

Supply Chain Management		Purchaser will assist and monitor where required.		Foxconn will be responsible for managing the supplier relationship, product price and supplier contract.

New Products Purchasing		Purchaser will be responsible for providing forecasts and purchase orders.		Foxconn will manage subcontractors and suppliers. Responsible for long lead time component lists.

Test Engineering		Purchaser will oversee the test design, development, and implementation.		Foxconn will create and execute test plan for product development phase to demonstrate that product specifications can be met.

Certification		Purchaser will be responsible for applying and obtaining the Required Certifications in Section 4.5 hereof.	1.	Foxconn will pass Google certification as required in Section 6.1 hereof.
			2.	Foxconn will be responsible for debugging for any certification failures as requires in Section 4.5 hereof.

4.2 Milestones. The Milestones of the Project are as agreed as below:

Item number	Milestone name	Target date (dd/mm/yyyy)
1	Kick-off	01/04/2016
2	ID lock down	01/11/2016
3	EVT complete	30/11/2016
4	Hard tooling kick off	27/12/2016
5	DVT 1 complete (hard tooling sample)	21/02/2017
6	DVT 2 complete (sample assembly)	12/04/2017
7	Certification start	28/04/2017
8	Mass production (MP)	28/06/2017

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4.3 Deliverables. The Deliverables herein will include the key Deliverables as listed below and other related information and documentation:

	Purchaser		Foxconn

Kickoff	1.	Product Specification and Requirements.	1.	Project plan and milestone.
	2.	Final Industrial design Requirements based on Foxconn’s Mechanical concepts.	2.	Mechanical concept drawing.
	3.	Program schedule.	3.	Program cost including unit cost in development/production stages, sample cost, NRE cost, Purchaser service cost.
	4.	Accessories list including but not limited to user manual, headphone, wall charger.	4.	Product design specification and test plan.
			5.	CNC sample 3pcs

Pre-xVT	1.	Participation in conference calls to discuss Program Status.	1.	Participation in weekly conference calls to discuss Program Status.
	2.	Issue purchase orders: a) Build of units for Product Development, and b) Production phases.	2.	Weekly meeting and meeting minute.
	3.	Purchaser service strategy: a) Work with Foxconn to determine how product will be serviced and identify repair parts if needed. b) Provide the quantity of functional test fixtures and test software (if any) that Purchaser service will need.	3.

Response to Purchaser service strategy:

a) Work with Purchaser service to create a list of parts that can be used to repair this product.

b) Provide functional test equipment for Purchaser service.

c) Spare parts plan for providing replacement parts & assemblies designated by Purchaser service.

	4.	Release document including Quick Start Guide.	4.	Manufacturing summary report.
			5.	Certification pre-test report for BT, Wi-Fi, NFC, IEEE, EMI, EMC, FCC, IC, UL, PTCRB/GCF.
			6.	Label printing plan for Prototypes, Pilot and Production.

EVT		Shipment information.	1.	EDVT report.
			2.	Prototype 50pcs (5pcs for use by Purchaser/45pcs for development by Foxconn), subject to Section 4.4 hereof.

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DVT1	1.	Graphics and artwork for package and labeling in an acceptable electronic format.	1.	SW test report.
	2.	Android Application APK.	2.	EDVT report.
	3.	Shipment information.	3.	MDVT report.
			4.	Prototype 175pcs (45pcs for use by Purchaser/130pcs for development by Foxconn), subject to Section 4.4 hereof.

DVT2	1.	Graphics and artwork for package and labeling in an acceptable electronic format.	1.	SW test report.
	2.	Android Application APK.	2.	EDVT report (if required).
	3.	Shipment information.	3.	MDVT report (if required).
			4.	Prototype 285pcs (100pcs for use by Purchaser/185pcs for development by Foxconn), subject to Section 4.4 hereof.
			5.	Design, built and test package proposal to Purchaser.

PVT	1.	Graphics and artwork for package and labeling in an acceptable electronic format.	1.	SW Test report.
	2.	Android Application APK.	2.	Yield rate report
	3.	Shipment information.	3.	Prototype 1000pcs (165pcs for use by Purchaser/835pcs for development by Foxconn), subject to Section 4.4 hereof. The quantity of 1000pcs here is for reference only, and it It will be subject to further change of the actual quantity of the PVT Prototype to be further discussed by the Parties.
	4.	Purchase order by actual quantity

4.4	Prototype.

(a) Ordering Prototypes.

Purchaser may order Prototypes in connection with each build as defined in Section 4.3 hereof from Foxconn by submitting a purchase order in accordance with the price of Prototypes as set forth in Section 6.1 hereof or otherwise as mutually agreed, and Foxconn will manufacture and deliver each Prototype that Purchaser orders.

(b) Payment term for Prototypes.

Purchaser hereby agrees the payment of the Prototype will be paid in accordance with Section 6.2(g) hereof.

4.5	Required Certifications. Except as otherwise agreed by the Parties, upon the completion of DVT2 as described in Section 4.3 hereof, Purchaser will, at its own costs and expenses, apply and obtain the certifications required for the Product as set forth below (collectively, “Required Certifications”).

●	FCC
●	GCF/PTCRB
●	Wi-Fi
●	NFC
●	Bluetooth
●	CE (EU Optional)

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4.6	All of the designs, including without limitations to industrial design, mechanical design, and tooling design, as customized for the Product and fully paid by Purchaser under this SOW will be used solely for the benefit of Purchaser and will not be used for any purpose other than Foxconn’s performance of its obligations in providing the design and manufacturing services for the Product.

5.	PRODUCT RELEASE.

Upon obtaining all Required Certifications and Purchaser’s acceptance of the Product based on the mutually agreed test plans, Purchaser will send to Foxconn a mass production release notice of the Product.

6.	NRE FEE.

6.1	NRE Fee. In consideration of Foxconn’s development services as set out in Section 4 of this SOW, Purchaser shall be obliged to pay the following NRE Fee to Foxconn. The Parties hereby acknowledge and agree that (a) NRE Fee herein will not include any costs and expenses of Required Certification, as described in Section 4.5 hereof, and (b) the quantity and costs of Prototype in the following table will be subject to further change of additional demand from Purchaser. In the event that any Required Certification, additional Prototype or any additional service is confirmed or requested from Foxconn or any change of the Project, the Parties will in good faith discuss the additional fees, expenses and costs thereof.

NRE Fee Category	USD	Description
A. Human resources (product development)	***	***
B. Lab-pretest	***	***
C. Tooling	***	***
D. Fixture	***	***
E. Google certification	***	***
F. Prototype Cost
Kickoff	***	***
EVT	***	***
DVT1	***	***
DVT2	***	***
PVT	***	***
Sub-total	***	***
TOTAL	***	***

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6.2	Payment term of NRE Fee. Purchaser hereby agrees to pay the NRE Fee in accordance with the following:

(a)    Human Resource Fee:

I.	50% of the human resources fee will be due upon Kickoff; and

II.	The remaining 50% of the human resources fee will be amortized over and added to the unit price of the first 200,000 units of the Product sold to Purchaser; provided, however in the event that Purchaser fails to purchase the said 200,000 units of Product within twelve (12) months from the mass production of the Product, Foxconn will have the right to invoice Purchaser the remaining unpaid human resources fee upon the expiration of said twelve (12) months.

(b)     Google certification fee will be 100% paid upon Kickoff.

(c)    Fixture fee:

I.	50% of fixtures will be paid upon Kickoff; and

II.	The remaining 50% of fixtures will be paid upon the completion of the applicable fixture.

(d)    Lab-pretest fee:

I.	50% of Lab-pretest will be paid on Kickoff; and

II.	The remaining 50% of Lab-pretest fee will be paid upon the completion of the applicable Lab-pretest.

(e)    Tooling fee:

I.	50% of tooling will be paid prior to the commencement of the tooling manufacturing; and

II.	The remaining 50% of tooling fee will be paid upon the completion of the applicable tooling.

(f)    Certification fee of the Required Certification: The payment term of such certification fee will be separately discussed and determined by the Parties in good faith.

(g)    Prototype cost: except for PVT, the payment term of the Prototype cost is as follows:

I.	50% of the Prototype cost will be prepaid no later than the Prototype lead time prior to the estimated delivery thereof for each respective build, and the Prototype lead time herein includes the longest component lead time, the production lead time and the delivery lead time for each applicable Prototype ; and

II.	The remaining 50% of the Prototype cost will be amortized over and added to the unit price of the first 200,000 units of the Product sold to Purchaser; provided, however in the event that Purchaser fails to purchase the said 200,000 units of Product within twelve (12) months from the mass production of the Product, Foxconn will have the right to invoice Purchaser all of the remaining unpaid Prototype cost upon the expiration of said twelve (12) months.

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6.3	Resubmission of Required Certification or CTS. In the event that Foxconn shall fail to obtain the Required Certification or CTS for any reason caused by and attributed to Foxconn, Foxconn shall, at its own expenses, fix and correct the errors in the sample Product and resubmit the corrected sample Product to obtain Required Certification or CTS, as applicable.

7.	T&C OF SUPPLYING THE PRODUCT.

For the purposes of manufacturing and supplying the Products upon mass production of the Product, the following terms and conditions shall apply.

7.1	Delivery Term. The delivery term will be FOB Hong Kong on the basis of Incoterms 2010.

7.2	Payment Term & Standby LC.

(a) Payment Term. The payment term of any payment due and payable to Foxconn by Purchaser under purchase orders of the Product is net thirty (30) days after invoice date, provided that Purchaser shall provide an irrevocable Standby LC as described in Section 7.2 (b) hereof. Foxconn shall have the right to invoice Purchaser upon the delivery in accordance with Section 7.1 hereof, and in the event that Purchaser fails to pay the invoices in accordance with this Section 7.2(b), Purchaser further agrees that Foxconn may make a payment demand and have the right to draw down an amount under the LC in respect of any payment not made.

(b) Standby LC.

No later than the issuance of the respective purchase order of the Product, Purchaser shall cause to be issued (or amended, as applicable), irrevocable, standby documentary letters of credit at least equal to the total value of the respective issued purchase order, other open purchase orders, and other outstanding payments due to Foxconn for the Product purchases (“Standby LC”). All costs incurred in connection with the issuing of LC shall be borne by Purchaser. Standby LC shall (i) be in favor of Foxconn, as beneficiary, (ii) be issued by a bank mutually agreed upon by the Parties and confirmed by Foxconn’s bank, and (iii) include the description that in the event that Purchaser shall fail to make the due payments to Foxconn under a purchase order or the terms and conditions of this SOW, Foxconn will have the right to draw down an amount under Standby LC in respect of any due payment not made to Foxconn in accordance with Section 7.2(a) hereof.

7.3	Product Warranty.

(a) In-Warranty Product.

For a period of three (3) months from Purchaser’s sales of the Product, or six (6) months upon the delivery of the Product in accordance with Section 7.1 hereof, whichever is earlier (“Warranty Period”), Foxconn warrants that the Product shall be free from defects in Foxconn’s design, components, and workmanship.

If any Product does not conform to any warranty under this Section 7.3(a) hereof during the Warranty Period (“Defective Product”), Purchaser shall deliver to Foxconn a notice to such defect. Upon the receipt of such notice by Foxconn, Foxconn shall deliver to Purchaser an authorization to return the Defective Product to Foxconn.

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Promptly after the receipt of such authorization, Purchaser shall (i) send the request of Return Material Authorization (“RMA”) as well as the descriptions of the defects, the quantity to be returned to Foxconn, and the packaging status, and (ii) upon and to the extent of Purchaser’s s receipt of the RMA number issued by Foxconn which shall not be unreasonably withheld, Purchaser shall, at Purchaser’s expense, return the Defective Product to Foxconn designated location in Hong Kong in accordance with Foxconn’s instructions and Foxconn shall assume all risk of loss to the Defective Product upon Foxconn’s receipt thereof in Foxconn designated locations in Hong Kong. Upon receipts of the Defective Product, Foxconn shall comply with the following.

A.	look for the cause of any defect, imperfection or inadequacy in the Product when requested to do so by Purchaser;

B.	at Foxconn’s decision, repair or replace the Defective Product; and

C.	return the repaired or replaced Product to Purchaser’s designated Hong Kong site at Foxconn’s own costs.

(b) Warranty Exclusion.

Notwithstanding the foregoing, Foxconn shall have no warranty obligation under Section 7.3 (a) with respect to any Product to the extent any defect in the Product was caused by:

A.	an incorrect or improper use, maintenance or installation of the Product;

B.	accident or natural causes;

C.	modifications or repairs carried out by any party other than Foxconn or its affiliates;

D.	modification, deletion or illegibility of the model or serial number, except that Purchaser provides the written evidence proving the defective Product shall be within the Warranty Period ;

E.	breakdown attributable to the use of accessories or devices not authorized by Foxconn;

F.	any defect in the components consigned, designated or sold by Purchaser, if any; or

G.	any defect in the Purchaser provided design or technology used or incorporated into the Product, if any.

(c) Out-of-Warranty Product.

This out-of-warranty provision applies to (i) the Product that is damaged, defected or caused to malfunction that are not attributable to Foxconn in accordance with Sections 7.3 (a) and 7.3 (b) above, or (ii) the Product that shall be found defective after the Warranty Period as set forth in Section 7.3 (a). Both Parties hereby agree that out-of-warranty Product returned for repair or replacement by Purchaser shall be billed based on the Foxconn’s repair quotation as discussed by both Parties.

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7.4	MPA.

In addition to Sections 7.1 through 7.3 hereof, the Parties shall discuss and negotiate other terms and conditions for manufacturing and supplying the Product to Purchaser by entering into a Master Supply Agreement.

8.	CONFIDENTIALITY.

During the term of this SOW, the Parties will comply with the terms and conditions of Confidentiality and Non-disclosure Agreement dated as of January 5th, 2016 (“NDA”). The Parties shall keep the terms of this SOW and any non-public information relating to the performance of this SOW identified confidential in accordance with the terms of the NDA. Notwithstanding anything to the contrary in the NDA, the term of the NDA shall continue as long as this SOW is in force.

9.	BINDING EFFECT.

This SOW sets forth the understanding of the Parties and supersedes any and all prior or contemporaneous agreements, discussions, communications and representations, whether written, oral or otherwise, of the Parties with respect to the subject(s) of this SOW. This document shall have legal binding effect on the Parties.

10.	TERMINATION.

This SOW shall be effective from the Effective Date as set first above until earlier termination determined by both Parties in writing. In the event that the Project or this SOW shall be terminated by Purchaser, Purchaser’s payment obligation for the NRE Fee will be limited to the portions of development work completed by Foxconn.

11.	NON-ASSIGNMENT.

Neither Party shall assign any of its rights, or delegate any of its obligations, under this SOW or purchase order, to a third party in any form whatsoever without the prior written consent of the other Party, which shall not be unreasonably withheld.

12.	GOVERNING LAW.

This SOW shall be governed by and construed and enforced in accordance with the laws of the State of California, County of Los Angeles, without regard to principles of conflicts of law. The Parties explicitly agree that the provisions of the United Nations Convention on Contracts for International Sale of Goods (CISG) shall not apply to this SOW.

13.	PUBLICITY.

Neither Party may publicize or release any information in relation to this SOW except with the other Party’s prior written consent.

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14.	GENERAL PROVISIONS.

14.1	Relationship of the Parties. Foxconn shall perform its obligations under this SOW as an independent contractor of Purchaser. Nothing contained in this SOW is intended or shall be construed to create any partnership, joint venture or agency relationship between the Parties. Nothing contained in this SOW is intended or shall be construed to confer upon or give any person or entity other than the Parties any rights under or by reason of this SOW.

14.2	Entire Agreement. This SOW constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous oral or written agreements with respect to the subject matter hereof, including without limitation any nondisclosure agreements, memorandums of understanding or letters of intent between the Parties with respect to the subject matter hereof.

14.3	Counterparts and Signatures. The Parties may execute any number of counterparts to this SOW, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement. A copy or facsimile of the signature on this SOW of any authorized representative of either Party shall have the same force and effect as an original thereof.

IN WITNESS WHEREOF, this SOW has been executed by:

Hon Hai Precision Industry Co., Ltd.	ToughBuilt Industries Inc.

/s/ Michael Panosian
Name:	Name:	Michael Panosian
Title:	Title:	CEO
Date:	Date:	10-18-2016

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